Exhibit 99.1

TOWERSTREAM CORPORATION AND SUBSIDIARIES

PRO FORMA CONSOLIDATED BALANCE SHEETS

	As Reported September 30, 2015 (unaudited)(a)	Pro Forma Adjustments	Pro Forma September 30, 2015
Assets
Current Assets
Cash and cash equivalents	$20,308,551	$690,278	$20,998,829
Accounts receivable, net	959,057	(458,300)	500,757
Prepaid expenses and other current assets	1,169,648	-	1,169,648
Total Current Assets	22,437,256	231,978	22,669,234

Property and equipment, net	30,040,784	(3,288,660)	26,752,124

Intangible assets, net	1,905,654	3,288,660	5,194,314
Goodwill	1,674,281	-	1,674,281
Other assets	3,200,142	(231,978)	2,968,164
Total Assets	$59,258,117	$-	$59,258,117

Liabilities and Stockholders’ Equity

Current Liabilities
Accounts payable	$1,005,813	$-	$1,005,813
Accrued expenses	2,470,314	-	2,470,314
Deferred revenues	1,233,981	-	1,233,981
Current maturities of capital lease obligations	998,986	-	998,986
Other	63,040	-	63,040
Total Current Liabilities	5,772,134	-	5,772,134

Long-Term Liabilities
Long-term debt, net of debt discount of $2,316,486	34,060,563	-	34,060,563
Capital lease obligations, net of current maturities	1,183,172	-	1,183,172
Other	1,916,694	-	1,916,694
Total Long-Term Liabilities	37,160,429	-	37,160,429
Total Liabilities	42,932,563	-	42,932,563

Stockholders' Equity
Common stock	66,778	-	66,778
Additional paid-in-capital	158,278,008	-	158,278,008
Accumulated deficit	(142,019,232)	-	(142,019,232)
Total Stockholders' Equity	16,325,554	-	16,325,554
Total Liabilities and Stockholders' Equity	$59,258,117	$-	$59,258,117

(a)	As reported in the Company’s 10-Q for the nine months ended September 30, 2015, as filed on November 9, 2015.

TOWERSTREAM CORPORATION AND SUBSIDIARIES

PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

For the Nine Months Ended September 30, 2015

	As Reported(a)	Pro Forma Adjustments	Pro Forma

Revenues	$23,614,519	$(850,200)	$22,764,319

Operating Expenses
Cost of revenues (exclusive of depreciation)	18,906,738	(5,179,914)	13,726,824
Depreciation and amortization	10,224,131	(1,125,948)	9,098,183
Customer support services	3,884,506	-	3,884,506
Sales and marketing	4,390,560	-	4,390,560
General and administrative	7,491,513	-	7,491,513
Total Operating Expenses	44,897,448	(6,305,862)	38,591,586
Operating (Loss) Income	(21,282,929)	5,455,662	(15,827,267)
Other Income/(Expense)
Interest expense, net	(5,000,374)	-	(5,000,374)
Total Other Income/(Expense)	(5,000,374)	-	(5,000,374)
Net (Loss) Income	$(26,283,303)	$5,455,662	$(20,827,641)

Net (Loss) Income per share – basic and diluted	$(0.39)	$0.08	$(0.31)

Weighted average common shares outstanding – basic and diluted	67,916,211	67,916,211	67,916,211

(a)	As reported in the Company’s 10-Q for the nine months ended September 30, 2015, as filed on November 9, 2015.

TOWERSTREAM CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2014

	As Reported(b)	Pro Forma Adjustments	Pro Forma

Revenues	$33,036,153	$(996,600)	$32,039,553

Operating Expenses
Cost of revenues (exclusive of depreciation)	24,520,028	(6,065,586)	18,454,442
Depreciation and amortization	13,639,415	235,937	13,875,352
Customer support services	4,796,038	-	4,796,038
Sales and marketing	5,570,191	-	5,570,191
General and administrative	10,336,504	-	10,336,504
Total Operating Expenses	58,862,176	(5,829,649)	53,032,527
Operating (Loss) Income	(25,826,023)	4,833,049	(20,992,974)
Other Income/(Expense)
Interest expense, net	(1,672,846)	-	(1,672,846)
Other income (expense) net	(14,349)	-	(14,349)
Total Other Income/(Expense)	(1,687,195)	-	(1,687,195)
(Loss) income before income taxes	(27,513,218)	4,833,049	(22,680,169)
Provision for income taxes	(78,532)	-	(78,532)
Net (Loss) Income	$(27,591,750)	$4,833,049	$(22,758,701)

Net (loss) income per share – basic and diluted	$(0.41)	$0.07	$(0.34)

Weighted average common shares outstanding – basic and diluted	66,803,767	66,803,767	66,803,767

(b)	As reported in the Company’s 10-K for the fiscal year ended December 31, 2014, as filed on March 12, 2015.

TOWERSTREAM CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2013

	As Reported(b)	Pro Forma Adjustments	Pro Forma

Revenues	$33,433,284	$239,000	$33,672,284

Operating Expenses
Cost of revenues (exclusive of depreciation)	21,854,163	(4,604,024)	17,250,139
Depreciation and amortization	15,351,441	75,998	15,427,439
Customer support services	4,883,219	-	4,883,219
Sales and marketing	5,779,500	-	5,779,500
General and administrative	11,033,057	-	11,033,057
Total Operating Expenses	58,901,380	(4,528,026)	54,373,354
Operating Loss	(25,468,096)	4,767,026	(20,701,070)
Other Income/(Expense)
Interest expense, net	(217,741)	-	(217,741)
Gain on business acquisition	1,004,099	-	1,004,099
Other income (expense) net	(15,020)	-	(15,020)
Total Other Income/(Expense)	771,338	-	771,338
(Loss) income before income taxes	(24,696,758)	4,767,026	(19,929,732)
Provision for income taxes	(78,531)	-	(78,531)
Net (Loss) Income	$(24,775,289)	$4,767,026	$(20,008,263)

Net (loss) income per share – basic and diluted	$(0.38)	$0.07	$(0.31)

Weighted average common shares outstanding – basic and diluted	65,181,310	65,181,310	65,181,310

(b)	As reported in the Company’s 10-K for the fiscal year ended December 31, 2014, as filed on March 12, 2015.

TOWERSTREAM CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2012

	As Reported(b)	Pro Forma Adjustments	Pro Forma

Revenues	$32,279,430	$662,400	$32,941,830

Operating Expenses
Cost of revenues (exclusive of depreciation)	15,376,136	(2,723,205)	12,652,931
Depreciation and amortization	13,634,294	47,030	13,681,324
Customer support services	5,712,463	-	5,712,463
Sales and marketing	6,134,020	-	6,134,020
General and administrative	12,168,183	-	12,168,183
Total Operating Expenses	53,025,096	(2,676,175)	50,348,921
Operating Loss	(20,745,666)	3,338,575	(17,407,091)
Other Income/(Expense)
Interest expense, net	(63,714)	-	(63,714)
Gain on business acquisition	(40,079)	-	(40,079)
Other income (expense) net	(13,860)	-	(13,860)
Total Other Income/(Expense)	(117,653)	-	(117,653)
(Loss) income before income taxes	(20,863,319)	3,338,575	(17,524,744)
Provision for income taxes	(126,256)	-	(126,256)
Net (Loss) Income	$(20,989,575)	$3,338,575	$(17,651,000)

Net (loss) income per share – basic and diluted	$(0.39)	$0.06	$(0.32)

Weighted average common shares outstanding – basic and diluted	54,434,173	54,434,173	54,434,173

(b)	As reported in the Company’s 10-K for the fiscal year ended December 31, 2014, as filed on March 12, 2015.

Notes to Pro Forma Financial Statements

Towerstream Corporation

For the Nine Months Ended September 30, 2015 and Years Ended December 31, 2014, December 31, 2013 and December 31, 2012

Note 1 – Pro Forma Condensed Consolidated Balance Sheets Adjustments

The following adjustments to the consolidated balance sheet as of September 30, 2015 reflect the transfer of certain assets, the transfer of certain lease agreements, the termination of an existing service agreement and the execution of a new service agreement pursuant to the Asset Purchase Agreement dated March 9, 2016.

Cash and cash equivalents	(a)	$690,278
Accounts receivable	(b)	$(458,300)
Property and equipment, net	(c)	$(3,288,660)
Intangible assets, net	(d)	$3,288,660
Other assets	(e)	$(231,978)

(a) Represents cash receipts from receivables and security deposits from Time Warner Cable ("TWC").

(b) Represents payment of receivables by TWC related to internet access agreement.

(c) Represents net book value of property and equipment sold to TWC.

(d) Represents the carrying value of the backhaul agreement with TWC as of September 30, 2015.

(e) Represents reimbursement for security deposits on lease agreements to be assumed by TWC.

Note 2 – Pro Forma Condensed Consolidated Statements of Operations Adjustment

Pro Forma condensed consolidated statements of operations for the nine months ended September 30, 2015 and for the years ended December 31, 2014, 2013 and 2012, assume that the Asset Purchase Agreement was entered into on December 31, 2011.

	Revenue Adjustments
	Backhaul	Internet Access	Pro Forma
	Agreement (a)	Agreement (b)	Adjustment, net
Period
Nine months ended September 30, 2015	$1,213,200	$(2,063,400)	$(850,200)
Year ended December 31, 2014	$1,420,800	$(2,417,400)	$(996,600)
Year ended December 31, 2013	$1,070,400	$(831,400)	$239,000
Year ended December 31, 2012	$662,400	$-	$662,400

		Depreciation & Amortization
	Cost of	Property &	Intangible	Pro Forma
	Revenues (c)	Equipment (d)	Assets (e)	Adjustment, net

Period
Nine months ended September 30, 2015	$5,179,914	$1,125,948	$-	$1,125,948
Year ended December 31, 2014	$6,065,586	$1,319,923	$(1,555,860)	$(235,937)
Year ended December 31, 2013	$4,604,024	$994,402	$(1,070,400)	$(75,998)
Year ended December 31, 2012	$2,723,205	$615,370	$(662,400)	$(47,030)

(a) Represents revenue that would have been generated if the backhaul agreement had been entered into as of January 1, 2012 based on the number of locations connected during the periods presented above. The backhaul agreement has an initial term of three years and is subject to renewal for two successive one-year periods. The Company expects that the backhaul agreement will continue for at least the periods presented above.

(b) Represents revenue that would not have been generated if the internet access agreement had been terminated as of January 1, 2012.

(c) Represents rooftop rent expense that would not have been incurred if the Asset Purchase Agreement had been entered into as of January 1, 2012.

(d) Represents depreciation expense that would not have been incurred if the Asset Purchase Agreement had been entered into as of January 1, 2012.

(e) Represents amortization for the backhaul agreement over the initial term of the agreement that would have been recognized if the Asset Purchase Agreement had been entered into as of January 1, 2012.